Filed pursuant to Rule 497(e)
Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Growth Innovators ETF
Gabelli Financial Services Opportunities ETF
Gabelli Equity Income ETF
Gabelli Small & Mid Cap ETF
Gabelli Micro Cap ETF
Gabelli Love Our Planet & People ETF
Gabelli Automation ETF
Gabelli Commercial Aerospace and Defense ETF
Gabelli Green Energy ETF

(together, the “Funds”)

Supplement dated October 16, 2023, to the Funds’ Summary Prospectus, Prospectus, and Statement of
Additional Information dated April 28, 2023, each as supplemented and amended to date

Effective October 16, 2023, Mr. Brett Kearney resigned as a portfolio manager of the Gabelli Automation ETF (the “Automation ETF”). Accordingly, as of the date of this Supplement, all references to Brett Kearney in the Summary Prospectus, Prospectus and SAI are deleted. Following Mr. Kearney’s resignation, Mr. Hendi Susanto, Vice President of Gabelli Funds, LLC (the “Adviser”), and Mr. Justin Bergner, CFA, Portfolio Manager of the Adviser, who have served as portfolio managers of the Automation ETF since inception, will continue to be primarily responsible for the day-to-day management of the Automation ETF’s portfolio on behalf of the Adviser.

In addition, effective August 23, 2023, the Board of Trustees of the Trust accepted Mr. Chandler Iorio’s resignation as Treasurer of the Trust and appointed Mr. John C. Ball to serve as Treasurer of the Trust. Accordingly, the information with respect to Mr. Iorio, on page 22 of the SAI, in the “OFFICERS” table under the heading “TRUSTEES AND OFFICERS,” is hereby deleted in its entirety and the table is hereby amended to read, in part, as follows:

Name, Position(s), Address(1) Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS: John C. Ball President and Treasurer 1976	President since 2020; Treasurer since 2023	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2020	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.

Please retain this Supplement for reference.